SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 29, 2000
     -----------------------------------------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                 BioSyntech Inc.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



Nevada                            0-27179                  88-0329399
--------------------------    --------------         --------------------
(State or Other                 (Commission              (IRS Employer
Jurisdiction of                 File Number)          Identification No.)
Incorporation)


                          475 Boulevard Armand-Frappier
                              Laval, Quebec, Canada
                                     H7V 4B3
     -----------------------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (450) 686-2437
     -----------------------------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

                         Dream Team International, Inc.
                          3675 Pecos-McLeod, Suite 112
                               Las Vegas, NV 89119
     -----------------------------------------------------------------------
                        (Former Name and Former Address)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Amalgamation Agreement and related agreements, as amended (the "Exchange Agreements"), dated February 15, 2000 by and among BioSyntech, Inc. (formerly Dream Team International Inc., the "Registrant" or the "Company"), a Nevada corporation, its wholly-owned subsidiary 9083-5661 Quebec Inc., a Quebec corporation (the "Purchaser"), Bio Syntech Ltd., a Quebec corporation ("Bio Syntech"), and the shareholders of Bio Syntech (the "Bio Syntech Shareholders"), on February 29, 2000, the Purchaser and Bio Syntech were merged into one company under the name of Bio Syntech Canada Inc. ("Bio Syntech Canada"). As a result of the Exchange Agreements, the Registrant became the record and beneficial owner of all of the issued and outstanding shares of Bio Syntech Canada's Common Stock and the Bio Syntech Shareholders were issued non-voting exchangeable shares of Bio Syntech Canada's Preferred Stock (the "Class A Shares"). The Class A Shares are exchangeable on a share-for-share basis, for an aggregate of 15,177,036 shares (the "Registrant Shares") of Common Stock, $.001 par value, of the Registrant. The Registrant Shares issued under the Exchange Agreements are held in trust under the terms of an Exchange and Voting Agreement (the "Trust Agreement"), by and among the Registrant, Pierre Barnard (the "Trustee"), Bio Syntech and the Purchaser. (The foregoing transactions are referred to collectively hereinafter as the "Transactions").

                  Prior to the Transactions, there were 11,625,000 shares of Common Stock outstanding, taking into account a 3.75 for 1 split effectuated on December 28, 1999 and the repurchase of 10,875,000 shares of Common Stock on February 2, 2000. As part of the Transactions, the Registrant completed two private placements (the "Private Placements") yielding gross proceeds of $2,350,000 in which it issued an aggregate of 470,000 shares of Common Stock and warrants (the "Warrants") to purchase an aggregate of 470,000 additional shares of Common Stock at a price of $7.00 on or before September 30, 2001. After giving effect of the Transactions, there are 27,272,036 shares of Common Stock outstanding. In addition, 1,500,000 shares of Common Stock are reserved for issuance upon exercise of options granted or to be granted under the Bio Syntech Canada Employee Stock Option Plan and 470,000 shares of Common Stock are reserved for issuance upon exercise of the Warrants.

                  Each beneficial holder of the Class A Shares has voting rights in that number of Registrant Shares equal in number to the number of the Class A Shares held by such holder. Consequently, the Bio Syntech Shareholders hold securities with voting rights equal to approximately 55.7% of the total voting power of the outstanding Common Stock. At such time as the holders of Class A Shares may exchange such shares for the Registrant Shares, they will have the right to direct the disposition of such Registrant Shares.

                  The sole source of consideration for issuance to the Bio Syntech Shareholders of the Class A Shares was the exchange of the Bio Syntech shares held by them. At such time as the Bio Syntech Shareholders may exchange their Class A Shares for Registrant Shares, the sole source of consideration for the transfer to them of the Registrant Shares will be such Class A Shares.

                  Control of the Registrant was acquired by the Purchaser, by virtue of the issuance of the 15,177,036 shares of Common Stock to the Trustee as part of the Transactions. Prior to the Transaction, the Registrant was controlled by Rebecca A. Berney and Caron A. Kelley, of Las Vegas Nevada, by virtue of their holding respectively 5,062,500 and 4,875,000 shares of Common Stock, which shares were redeemed and retired on February 2, 2000.

                  The Registrant was formed to provide a method for a foreign or domestic private company to combine with a company whose securities are registered under the Securities Exchange Act of 1934, as amended. Prior to the Transactions, the Registrant had no operations, revenues, material assets or liabilities. The Exchange Agreements were structured to provide the Bio Syntech Shareholders with a capital gain deferral under applicable Canadian tax laws, rules and regulations. In anticipation of the Transactions, the Registrant changed its name to "BioSyntech Inc."

                  On the effective date of the Transactions, the officers and directors of the Registrant resigned and new officers and directors were appointed. See "Management" below.

                  Copies of the Exchange Agreements and related transactions documents are filed as exhibits to this Current Report on Form 8-K and are incorporated in their entirety herein. The description of the exhibits contained in this report is modified by such reference.

(b) The following table contains information at February 29, 2000 regarding the beneficial ownership of shares of Common Stock by the Registrant's current directors and executive officers and those persons or entities who, to the Registrant's knowledge, beneficially own more than 5% of the Common Stock, after giving effect to the Transactions:


                                               Shares of Common
Name and                                       Stock                         Percentage of Common
Address of                                     Beneficially                  Stock Beneficially
-------------------------------------------------------------------------------------------------

9083-1496 Quebec Inc. (4)                     7,640,000(4)                          28.0%
475 Boulevard Armand-Frappier
Laval, Quebec, Canada H7V 4B3

Amine Selmani (4)                             7,952,500(5)                          28.8%
Chairman of the Board and President
475 Boulevard Armand-Frappier
Laval, Quebec, Canada H7V 4B3

Denis N. Beaudry (6)                                  0(6)                          --
Director
3744 Jean-Brillant, Suite 6332
Montreal, Quebec, Canada H3B 1P1

Pierre Alary                                            0                           --
Director
1101 Parent Street
Saint-Bruno, Quebec,
Canada J3V 6E6

Jean-Yves Bourgeois                                     0                           --
Director
119 du Bearn Avenue
Saint-Lambert, Quebec,
Canada J4S 1K6

Pierre Ranger (7)                                 100,000                            0.4%
Director
1800, Boulevard Le Corbusier, bur.
113
Laval, Quebec, Canada H7S 2K1

All Officers and Directors as a                 8,052,500                           29.1%
group
(5 persons)

-----------------------

(1) Includes rights to acquire Registrant Shares through exchange of Class A Shares.
(2) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after February 29, 2000 upon the exercise or conversion of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days after February 29, 2000 have been exercised or converted.
(3)      Based upon 27,272,036 outstanding shares of Common Stock.
(4) Mr. Selmani does not own directly any Class A Shares or Common Stock. However, by virtue of his ownership of 9083-1496 Quebec Inc., Mr. Selmani has shared voting and dispositive power with respect to the 7,640,000 Class A Shares owned by 9083-1496 Quebec Inc. Mr. Selmani also may be deemed the beneficial owner of 312,500 shares of Common Stock that would be held by him upon exchange of 312,500 Class A Shares issuable upon exercise of options.
(5) Does not include an aggregate of 1,085,000 shares of Common Stock beneficially owned by Monique Jarry, the spouse of Mr. Selmani.
(6) Denis N. Beaudry is the representative of Polyvalor on the Company's Board of Directors. Does not include 1,072,000 shares of Common Stock beneficially owned by Polyvalor. (See "Agreement with Polyvalor.") Mr. Beaudry disclaims beneficial ownership of such shares.
(7) Represents 100,000 shares of Common Stock that would be beneficially owned upon exercise of an option granted under the Bio Syntech Canada Employee Stock Option Plan.


Class A Shares

         Bio Syntech Canada has authorized an unlimited number of Class A Shares, of which 15,177,036 have been issued to the Bio Syntech Shareholders. In addition 1,500,000 Class A Shares are reserved for issuance upon exercise of options granted or to be granted under the Bio Syntech Canada Employee Stock Option Plan.

         The Class A Shares may be exchanged for an equal number of shares of Common Stock (which shares are held by the Trustee for such exchange) upon proper notification to the Registrant. The Registrant has issued and placed with the Trustee the Registrant Shares, consisting of 15,177,036 shares of Common
Stock, for use in exchange of the Class A Shares pursuant to the Exchange Agreements. By virtue of the Transactions, the Bio Syntech Shareholders are able to defer certain Canadian taxes otherwise payable upon the disposition of their shares in Bio Syntech Canada, while maintaining voting rights in the Registrant.

         The Exchange Agreements set forth the rights and restrictions pertaining to the Class A Shares and the Registrant Shares. The Registrant Shares will be held by the Trustee pending exchange of the Class A Shares. Upon exchange by the holder of Class A Shares, the Registrant Shares will be released to the exchanging Bio Syntech Shareholder and an equal number of Class A Shares will be delivered to the Registrant. The Bio Syntech Shareholders have the right to vote their interests in the Registrant directly or through the Trustee.

         The Registrant Shares, while held by the Trustee, will not be entitled to participate in dividends declared by the Registrant; provided, however, the Registrant has agreed that should it declare a dividend on its Common Stock it will ensure that Bio Syntech Canada has the means to pay a like dividend on the Class A Shares.

         The following summary of the provisions of the Class A Shares should be read in conjunction with the descriptions provided in the Exchange Agreements, which are attached hereto as exhibits.

         (i) Exchange Rights on the Liquidation of Registrant. Holders of the Class A Shares have the right, upon the occurrence and during the continuance of any proceeding in bankruptcy, insolvency, liquidation, dissolution or winding up commenced by Bio Syntech Canada or against Bio Syntech Canada, to require the Registrant to purchase all or any part of the Class A Shares held by them at an amount equal to (a) the current market price of the Common Stock on the last business day prior to the day of purchase plus (b) an additional amount equal to the full amount of all dividends declared and paid on such Class A Shares and on all dividends declared on the Registrant's common stock which have not been declared on the Class A Shares.

         (ii) Automatic Exchange on the Liquidation of the Registrant. In order for holders of the Class A Shares to participate on a pro rata basis with the holders of the Registrant's common stock in the event of a voluntary or involuntary dissolution, liquidation or winding-up of the Registrant, all of the then outstanding Class A Shares shall be automatically exchanged for shares of Common Stock of the Registrant in the absence of an affirmative written election from a holder of Class A Shares not to participate in the automatic exchange.

         (iii) Retraction by Holder. A holder of Class A Shares is entitled at any time to require Bio Syntech Canada, subject to the right to purchase the Class A Shares of the Registrant (the "Call Right"), to redeem any or all of the Class A Shares held by it in an amount equal to the current market price of the Common Stock on the last business day prior to the retraction date (the "Retraction Price"), which may be satisfied in full by Bio Syntech Canada causing to be delivered to such holder one share of common stock of the Registrant held by the Trustee for each Class A Share held by the retracting holder. If the Registrant exercises its Call Right, the retraction will be considered an offer to sell the Class A Shares to the Registrant at the price of
(a) the Retraction Price plus (b) an additional amount equal to the full amount of all dividends declared and paid on such Class A Shares and on all dividends declared on the shares of Common Stock which have not been declared on the Class A Shares.

         (iv) Purchase For Cancellation. Bio Syntech Canada may at any time and from time to time offer to purchase for cancellation all or any of the outstanding Class A Shares at any price by tender to all of the holders of the Class A Shares then outstanding at any price per share determined by Bio Syntech Canada plus an amount equal to all declared and unpaid dividends thereon. If in response to such tender offer, more Class A Shares are tendered than Bio Syntech Canada is willing to purchase, Bio Syntech Canada shall purchase as nearly as possible pro rata according to the number of shares tendered by each holder.

         (v) Reciprocal Changes. If the Registrant issues or distributes its warrants, options or other rights to purchase its securities to the holders of its outstanding common stock or issues shares or securities of any other class of the Registrant than the common stock exchangeable by the Class A Shares, or evidences of indebtedness of the Registrant or assets of the Registrant, then the Purchaser shall issue to the holders of the Class A Shares the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets.

         (vi) Reclassifications. If the Registrant subdivides, redivides or changes the outstanding number of its common stock into a greater number or reduces, combines or consolidates the outstanding number of its common stock into a lesser number or reclassifies or otherwise changes its common stock or effects an amalgamation, merger, reorganization or other transaction affecting its common stock, then Bio Syntech Canada will make the same or an economically equivalent change simultaneously to, or in the rights of the holders of, the Class A Shares.

         (vii) Registration of Registrant Shares. The Registrant has agreed to use its best efforts to register for sale in the United States secondary market all of the Registrant Shares to be held by the Trustee on behalf of the Bio Syntech Shareholders. The Registrant intends to register such shares by filing with the United States Securities and Exchange Commission, as soon as possible, a registration statement on Form SB-2 pursuant to the Securities Act of 1933. The timing of the sales of the registered sales, and the prices at which such shares are sold into the public market (if such market develops, of which there can be no assurance), will be determined, respectively, by the holders of the registered shares and by market conditions at the time of such sales. None of the proceeds of such sales will belong to the Registrant or be applied for its benefit.


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         The information set forth in Item 1. Changes in Control of Registrant is incorporated by reference herein.

         The Registrant intends to continue the business development undertaken by Bio Syntech which, as result of the Transactions, has become a subsidiary of the Registrant.

Business

         References herein to the Company include the Company's subsidiary, Bio Syntech Canada, unless the context otherwise requires.

         The Company is a development stage company engaged in the development of biotherapeutic delivery systems made of proprietary biomaterials. The Company's systems are intended to enable or enhance the treatment of diseases or injuries for which therapies exist or are under development, but must be transported to the site of action. The Company has limited revenues to date. Its future operations are dependent upon financing necessary to complete research and development projects and market the Company's products. There can be no assurance that the Company will be able to complete the development of its products, or if completed, that they can be successfully marketed. Furthermore, there is no assurance that even if the products are completed and marketed, the revenues therefrom will be sufficient to fund the Company's future operations or to fund additional research, development and marketing.

Company Background

         The  Company  was  founded  in 1995 by a  research  group  in  advanced biomaterials at the Ecole Polytechnique de Montreal (the University of Montreal's engineering faculty, "Ecole Polytechnique"). The founders included Amine Selmani, Ph.D., other researchers, and Polyvalor Inc., the business venture arm of the Ecole Polytechnique. Polyvalor is an entity created by Ecole Polytechnique for the purpose of commercializing the technology in which Ecole Polytechnique has an interest. The Company has its administrative and commercial offices, as well as its research and development facilities, at 475 Armand-Frappier Boulevard, in Laval (Quebec), in the Greater Montreal Area (see "Property").

         Agreement with Polyvalor

         In October 1997, the Company entered into a technology assignment agreement (the "Assignment Agreement"), as amended in September 1999 and as amended and restated in March 2000, with Polyvalor Limited Partnership, a Canadian limited partnership, as represented by its General Partner, Polyvalor Inc. ("Polyvalor"). Through the Assignment Agreement, the Company acquired from Polyvalor all rights related to certain patents and know-how (the "Technologies"). The Technologies were based upon the work of Dr. Selmani and his team of collaborators at Ecole Polytechnique. In consideration of said assignment, the Company agreed to pay to Polyvalor a royalty of 5% on all gross sales of all products and services sold by the Company, up to a maximum cumulative amount of CDN $3,000,000 (US$2,069,679 based on a foreign exchange rate on March 1, 2000 of CDN$1.4495 to UD$1.0).

         In connection with the Assignment Agreement, Bio Syntech Canada issued to Polyvalor 1,072,000 Class A Shares and granted Polyvalor the right to nominate one director to the Company's Board of Directors.

Technology Background

         The Company focuses on the creation and development of advanced injectable vehicles for biotherapeutics, cells and genetic material, and intends to commercialize these products for the biomedical and pharmaceutical markets. Current development targets include all therapeutics that cannot be administered orally, either because they are inactivated in the digestive tract, or because their therapeutic activity is needed only at a specific site in the body. The Company's main efforts are focused on researching and developing, either internally or in collaboration with corporate partners, several programs exploiting the multiple benefits of its delivery systems, which include the delivery of, among others, therapeutic proteins, genetic material for site-specific gene therapy, and living cells or bioartificial organs for tissue-engineering applications.

         Technology and Product

         The Company has developed three platform technologies all aimed at the generation of solutions to efficiently deliver biologically active therapeutics.

         (1)      BST-Gel(TM):   An  injectable   thermosensitive   self-forming
                  solvent  and   detergent-free   hydrogel  for   biotherapeutic
                  delivery;

         (2)      BST-Spheres: Microspheres for biotherapeutic delivery; and

         (3) BST-Cargel(TM): Chondrocytes in an adhesive exogenous matrix delivered arthroscopically for the treatment of cartilage defects.

         BST-Gel(TM)

         BST-Gel(TM) is a family of polymeric gels that are liquid at low temperatures and solid at the temperature. This injectable delivery system is derived from natural sources and contains no toxic chemicals such as chemical cross-linkers, organic solvents, or detergents. One of its key properties is its in situ gelling after its injection in liquid form, thus forming a reservoir for the sustained release of its therapeutic payload that requires no surgery for its implantation. BST-Gel(TM) is biodegradable, and has an adjustable composition. The amounts injected vary for different requirements, which result in controllable residence times ranging from a few days to several weeks. The Company has developed specialized matrices and an encapsulation technology that can be used in conjunction with BST-Gel(TM) to provide a proprietary form of delivery of therapeutic agents and can have the following applications:

                  o delivery of small molecules, peptides and recombinant proteins;
                  o bioengineering of tissues with cells or growth-factor therapeutics;
                  o        delivery of bone-repair therapeutics;
                  o delivery of genetic material (DNA vaccines and gene therapy); and
                  o development of vaccines based on the sustained release of antigens.

         BST-Spheres

         The Company has developed and patented BST-Spheres, a proprietary process to generate polymer based microspheres used in the delivery of biotherapeutics, which is free of organic solvents. This proprietary process offers several advantages over the current approach of making microspheres:

                  o It does not require the use of toxic chemicals such as organic solvents or detergents;
                  o It can be adapted to a wide range of biomaterials, whether or not biodegradable;
                  o        It  is  injectable  for  the  sustained   release  of
                           biotherapeutics;
                  o It can be used with a broad range of biotherapeutic types, from small to large compounds; and
                  o It may enhance the biotherapeutic-loading capacity of the vehicle.

         BST-Cargel(TM)

         BST-Cargel(TM) is a proprietary generation of bioengineered living articular cartilage-tissue implants developed from cells encapsulated and grown within a BST-Gel(TM) -based matrix for arthroscopic delivery. A particular formulation of the gel maintains the cell viability during the delivery period while assuring the adhesion of BST-Gel(TM) to the underlying bone and surrounding cartilage. Preclinical studies have shown that chondrocytes embedded in BST-Gel (TM) produce a matrix having the characteristics of normal cartilage tissue.

Future Products and Research and Development

         The Company intends to continue to develop new technologies based on advanced biomaterials to address unfulfilled medical needs. The Company is focusing its effort on the development of biomaterials with superior compatibility with biotherapeutics such as large macromolecules, genetic material and living cells. With its understanding of the challenges raised for biotherapeutics delivery, combined with its expertise in the field of biomaterials and formulation, the Company positioned to participate in an expanding market of new biologics-derived therapeutics.

Competition

         The biotechnology and pharmaceutical industries are subject to rapid and substantial technological change. There is intense competition in the development, manufacturing, marketing and commercialization of products from academic institutions, government agencies, research institutions, biotechnology and pharmaceutical companies, and other drug delivery companies. There can be no assurance that developments by others will not render our product candidates or technologies obsolete or noncompetitive. Many actual and potential competitors have substantially greater capital resources, manufacturing and marketing experience, research and development resources and production facilities than the Company. Many of these competitors also have significantly greater experience than does the Company in undertaking preclinical testing and clinical trials of new pharmaceutical products and obtaining required regulatory approvals.

Trademarks

         The Company vigorously pursues a policy of seeking patent protection to preserve its proprietary technology and its right to capitalize on the results of its research and development activities. The Company also relies upon trade secrets, know-how, continuing technological innovations and licensing opportunities to develop and maintain its competitive position. The Company regularly searches for third-party patents in its fields of endeavor, both to shape its own patent strategy as effectively as possible and to identify licensing opportunities. The Company also relies upon trademarks and tradenames to protect its technology. The Company has filed an application for the registration of trademarks for its names BST-GEL(TM), BST-CARGEL(TM) and ARTHRO-BST(TM) in the United States and Canada and in various other countries.

Revenues and Other Financing

         Since inception, the Company has operated using funds received from equity investment to develop its products and to pay administrative expenses. The Company projects that additional funds may be received from sales of its products and its securities. There is no assurance that the Company will be successful in any sales of its products or that it will be able to raise any funds through the sales of its securities. In such event the Company may be required to seek financing for its operations from other sources, including debt financing or borrowing from financial institutions or other sources. There can be no assurance that any such funding will be available, or available on terms acceptable to the Company, if and when needed by the Company.

Property

         The Company has its administrative and commercial offices as well as Research and development facilities at 475 Armand-Frappier Boulevard, in Laval (Quebec), in the Greater Montreal Area. A 90,000-square-foot area of land has been acquired by Bio Syntech Canada on which 20,000-square-foot building was built to specifications to house the administrative, commercial, scientific, and technical personnel. This state-of-the-art complex is equipped to conduct high-level research and development and preliminary production of biomaterials. In addition, as part of the Company's research and development infrastructure, research laboratories at the Ecole Polytechnique have been renovated and equipped for the development of technologies related to articular-cartilage engineering and biomaterial-testing devices. The Company's laboratories in Laval are designed to be upgradable to comply with Good Laboratory Practices (GLPs), while additional space will be devoted in the future to sites for operations compliant with Good Manufacturing Practices (GMPs).

Management


         Name               Age                Title
Amine Selmani                43      Chairman of the Board, President
Denis N. Beaudry             56      Director
Pierre Alary                 41      Director
Jean-Yves Bourgeois          36      Director
Pierre Ranger                45      Director


         Amine Selmani, 43, President and Chief Executive Officer. Mr. Selmani has served as President and Chief Executive Officer of the Company since February 2000 and President and Chief Executive Officer of Bio Syntech since its inception in November 1997. Prior to founding Bio Syntech, Mr. Selmani had eight years of teaching experience at the Chemical Engineering Department and Biomedical Institute of the Polythechnic School of Montreal as an Associate Professor from 1992 to 1997 and as an Assistant Professor from 1989 to 1992. Mr. Selmani received his Bachelor of Science and Master of Science Degrees in Physical Chemistry in 1979 and 1981, respectively, from the University of Bordeaux. He also obtained his Doctoral and Post Doctoral Degrees in Materials Science from the University of Montreal in 1985 and Dalhousy University in 1988, respectively.

         Denis N. Beaudry, 56, Director. Mr. Beaudry has been a Director of the Company since February 2000. Mr. Beaudry is President of Polyvalor, Montreal, Quebec, Canada, a limited partnership formed by the Ecole Polytechnique for the purpose of commercializing the intellectual property of the Ecole Polytechnique. Since 1984, he has occupied the position of Director of the Centre de
Developpement Technologique of the Ecole Polytechnique whose sphere of activities includes technology transfer, licensing of technology and software, joint creation with private industry of laboratories and research centers, strategic alliances, research partnerships, industrial chairs and the emergence of high technology enterprises. In 1998, he joined Polyvalor as President and General Manager. His role consisted of enhancing the value of research results for commercial use by means of start-up of high-tech companies in which Polyvalor holds a participation or interest. Mr. Beaudry was President of the Quebec Association of University Research Directors in 1992, and is at present a member of the Board of Directors of the Centre des Technologies Textiles, the College Rosemont, the Corporation de Financement de l'Institut de Cardiologie de Montreal, the Centre de Technologies du Gaz Naturel, the Corporation Commerciale de Materiaux Composites, the Centre de Developpement Rapide de Produits et de Procedes, and the firms Sinlab Inc., Phytobiotech Inc., Polyplan Inc., Odotech Inc. and COESI Inc.

         Pierre Alary, CA, 41, Director. Mr. Alary has been a Director of the Company since February 2000. Mr. Alary has been a Vice President for finance and information technologies at Bombardier Transport, a designer, manufacturer and distributor of rail cars. Prior to joining Bombardier Transport, Mr. Alary has held various positions, including as Senior Partner, at Ernst & Young LLP, specializing in the biotechnology industry.

         Jean-Yves Bourgeois, 36, Director. Mr. Bourgeois has been a Director of the Company since February 2000. Since 1999, Mr. Bourgeois has been a Director and Senior Vice President in charge of corporate finance for eastern Canada of Canaccord, a securities broker/dealer. Prior to joining Canaccord, Mr. Bourgeois served as a Chief Financial Officer for Aeterna Laboratories. Mr. Bourgeois had also been in charge of small capital market development, specializing in high technology and biotechnology industries, for TD Securities, a securities broker/dealer. From 1992 to 1997, Mr. Bourgeois held various positions, including the head of corporate finance for eastern Canada, at Gordon Capital, where he specialized in high technology and biotechnology industries.

         Pierre  Ranger,  45,  Director.  Mr.  Ranger has been a Director of the
Company since February 2000. Since 1991, Mr. Ranger has been a teaching professor in the orthopedic residents program at the CMDP Sacred Heart Hospital of Montreal. Mr. Ranger received his Doctoral of Medicine Degree from the University of Montreal in 1979 and Diploma of Sports Medicine in 1996.



         Remuneration

         No fees or other remuneration were paid to directors of the Company during the year ended December 31, 1999, with the exception of reimbursement of expenses. The Board of Directors will determine the remuneration of the directors and officers of the Company during the current and subsequent fiscal years.

         The following table sets forth, for the periods indicated, all compensation awarded to, earned by or paid to the chief executive officer of Biosyntech (the "CEO") and the other executive officers of Biosyntech (collectively, the "Named Executive Officers").

         Summary Compensation Table


                                                                                   Long-Term
                                     Annual Compensation                         Compensation
Name and Principal
Position                        Year(1)           Salary         Bonus(2)       # of Options
--------                        -------           ------         --------       ------------

Amine Selmani                     1999            $120,000          -              312,500
Chief Executive Officer           1998            $120,000          -                    -
and President


----------------
(1)      The Company commenced operations in November 1997.

(2) Certain of the executive officers of the Company routinely receive other benefits from the Company, the amounts of which are customary in the Company's industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during each of the periods reflected in the table above did not exceed the lesser of US$50,000 (CDN$73,600) or 10% of the compensation set forth above for any named individual in respect of any such period.


Risk Factors

         Going Concern Question; Uncertainty of Future Profitability

         The Company has suffered losses from its start-up activities and has no operations or revenues, which raises doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon obtaining the necessary financing to complete its research and development projects, to market those products once available and upon future profitable operations. There can be no assurance that the Company will be able to complete the development of its products, or if completed, that it will be able to market them successfully. There is no assurance that even if completed and marketed that revenues from the products will be sufficient to fund the Company's operations or fund any additional research, development or marketing. The Company may be required to raise additional capital through debt or equity financing. There are no assurances that the Company will receive any revenues from operations or other proceeds nor that it will be able to raise such capital through debt or equity financing. If the Company is not able to raise such financing or to obtain alternative sources of funding, management will be required to curtail development. There is no assurance that the Company will be able to continue to operate.

         Limited Operating History

         The Company's operations will be subject to all the risks inherent in the establishment of a relatively new business enterprise, including the lack of a significant operating history. There can be no assurance that future operations will be profitable. Revenues and profits of the Company, if any, will depend upon various factors, including market acceptance of the Company's concepts, market awareness, reliability of the biotherapeutic products, and general economic conditions. There is no assurance that the Company will achieve its goals and the failure to achieve such goals.

         Uncertainty of Product Development

         The Company is pursuing, and intends to continue, an aggressive product development program. Successful product development in the bio-therapeutic industry is highly uncertain, and only a small minority of research and development programs ultimately result in the commercialization of a product. Of the products candidates that are commercialized, all may not be commercially successful. Product candidates that appear promising in the early phases of development may fail to reach the market for numerous reasons, including, without limitation, results indicating lack of effectiveness or harmful side effects in clinical or preclinical testing, failure to receive necessary regulatory approvals, uneconomical manufacturing costs, the existence of third party proprietary rights, failure to be cost effective in light of existing therapeutics or other factors. There can be no assurance that the Company will be able to produce future products that have commercial potential.

         Additionally, success in preclinical and early clinical trials does not ensure that large scale clinical trials will be successful. Clinical results are frequently susceptible to varying interpretations that may delay, limit or prevent further clinical development or regulatory approvals. The length of time necessary to complete clinical trials and receive approval for product marketing by regulatory authorities varies significantly by product and indication and is often difficult to predict.

         Uncertainty of Regulatory Approvals

         The Company's research and development, preclinical testing, clinical trials, facilities, manufacturing and marketing of its products are subject to extensive regulation by numerous governmental authorities in Canada, the U.S. and other countries. The success of the Company's product candidates will depend in part upon obtaining and maintaining regulatory approval to market products in approved indications. Even if regulatory approval is obtained, a marketed product and its manufacturer are subject to continued review. Later discovery of previously unknown problems with a product or manufacturer may result in restrictions on such product or manufacturer, including withdrawal of the product from the market. Failure to obtain necessary approvals, or the restriction, suspension or revocation of any approvals or the failure to comply with regulatory requirements could have a material adverse effect on the Company.

         Trademark, Patent and License Uncertainties

         The patent positions of biotechnology companies can be highly uncertain and involve complex legal, scientific and factual questions. To date there has emerged no consistent policy regarding breadth of claims allowed in such companies' patents. Accordingly, there can be no assurance that patents and patent applications relating to the Company's products and technologies will not be challenged, invalidated or circumvented or will afford protection against competitors with similar products or technology. Patent disputes are frequent and can preclude commercialization of products. The Company may in the future be involved in patent litigation. Such litigation, if decided adversely, could subject the Company to significant liabilities, cause the Company to obtain third party licenses or cease using the technology or product in dispute. However, there can be no assurance that such licenses will be available on terms acceptable to the Company, or at all.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired: It is impracticable to provide the required financial statements at the time this Report is filed. The required financial statements will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

         (b) Pro Forma Financial Information: It is impracticable to provide the required pro form financial information at the time this Report is filed. The required pro forma financial information will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

         (c)  Exhibits:

         2.1 Amalgamation Agreement made December 2, 1999, as amended and restated on February 15, 2000, among BioSyntech Inc., Bio Syntech Ltd. and 9083-5661 Quebec Inc.

         4.1 Exchange and Voting Agreement made February 16, 2000 Agreement among BioSyntech Inc., 9083-5661 Quebec Inc., Pierre Barnard and Bio Syntech Ltd.

         4.2 Support Agreement made February 15, 2000 among BioSyntech Inc., 9083-5661 Quebec Inc. and Bio Syntech Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BIOSYNTECH INC.


March 15, 2000                                 By: /s/ Amine Selmani
                                                  -----------------------------
                                                     Amine Selmani, President